UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip Code)

(401) 456-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-To-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 24, 2021, Citizens Financial Group, Inc. (the “Company”) announced the launch of a proposed public offering (the “Offering”) of a new series of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series G (the “Series G Preferred Stock”). If the offering closed, the Company intended to use a portion of the net proceeds from the sale of the Series G Preferred Stock to redeem all outstanding shares of its Series A Non-Cumulative Perpetual Preferred Stock, $1,000 liquidation preference per share (the “Series A Preferred Stock”), on the dividend payment date on April 6, 2021. In light of changes in market conditions over the course of February 24, 2021, the Company determined that the Offering and potential redemption of the Series A Preferred Stock would no longer be economically desirable.

As a result of the determination that the Offering will not price, the Company does not expect to redeem the Series A Preferred stock on the dividend payment date on April 6, 2021. Any future redemption of the Series A Preferred Stock will be announced by a Form 8-K or press release.

This Current Report on Form 8-K does not constitute an offer to sell the Series G Preferred Stock.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations with respect to the redemption of the Series A Preferred Stock. These statements are based upon the Company’s current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” beginning on page 21 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: February 24, 2021	By:	/s/ Stephen T. Gannon
		Name:	Stephen T. Gannon
		Title:	Executive Vice President, General Counsel and Chief Legal Officer